Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2014
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2013	2014
	$	$
Leasehold improvements	29,942,721	33,760,211
Buildings	21,787,018	18,348,855
Furniture, fixtures and equipment	26,076,914	30,424,438
Motor vehicles	7,072,583	7,427,714

Total	84,879,236	89,961,218
Accumulated depreciation	(34,802,311)	(40,851,751)

Property and equipment, net	50,076,925	49,109,467